SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         August 30, 2006
                         ---------------
                          Date of Report
                (Date of Earliest Event Reported)

                    HUTTON HOLDINGS CORPORATION
                    ---------------------------
      (Exact Name of Registrant as Specified in its Charter)


          Nevada                   000-51724                 87-1578749
          ------                   ---------                 ----------
(State or other Jurisdiction)  (Commission File No.)   (IRS Employer I.D. No.)


                       3945 S. Wasatch Blvd. #282
                       Salt Lake City, Utah 841214
                       ---------------------------
                (Address of Principal Executive Offices)

                          (801)-244-2423
                          --------------
                  (Registrant's Telephone Number)

                               N/A
                               ---
   (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4)

Item 7.01 Regulation FD Disclosure.

     See Exhibit 99, Press Release dated August 30, 2006, a copy of which is attached hereto and incorporated herein by reference. Hutton Holdings Corporation announces the execution of an amended Letter of Intent to acquire Biovision, Inc., a Delaware corporation.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release



                             SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HUTTON HOLDINGS CORPORATION


Date: 8/30/06                     /s/ Douglas Goff
     --------                    ------------------------
                                 Douglas Goff
                                 President, Chief Executive Office, Chief
                                 Financial Officer and Director